                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PROXICOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)
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     (4) Proposed maximum aggregate value of transaction:
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[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
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

                                 PROXICOM, INC.
                           11600 SUNRISE VALLEY DRIVE
                                RESTON, VA 20191
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2000
                            ------------------------

To our stockholders:

     On behalf of the board of directors of Proxicom, Inc., it is my pleasure to invite you to the Company's 2000 annual meeting of stockholders. The annual meeting will be held on Tuesday, May 16, 2000, at 9:00 a.m., local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia. The annual meeting has been called for the following purposes:

     1. to consider and vote upon a proposal to elect three directors of Proxicom;

     2. to consider and vote upon a proposal to approve the Proxicom, Inc. Amended and Restated 1996 Stock Option Plan as amended to permit awards under the plan to qualify as performance-based compensation under
        Section 162(m) of the Internal Revenue Code;

     3. to consider and vote upon a proposal to amend the Proxicom, Inc. 1997 Stock Option Plan for Non-Employee Directors to (i) increase the total number of shares of common stock available for issuance under the plan and (ii) revise the number of shares of common stock subject to individual options granted under the plan;

     4. to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

     5. to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 14, 2000 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,

                                          /s/ RAUL J. FERNANDEZ
                                          Raul J. Fernandez
                                          Chairman of the Board of Directors

Dated: April 26, 2000

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                 PROXICOM, INC.
                           11600 SUNRISE VALLEY DRIVE
                                RESTON, VA 20191

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2000
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Proxicom, Inc. for use at the Company's 2000 annual meeting of stockholders to be held on Tuesday, May 16, 2000, at 9:00 a.m., local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

     Proxicom will pay the cost of all proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company may solicit proxies by personal interview, telephone, facsimile and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. The Company may also make arrangements with brokerage firms, banks, custodians, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

     This proxy statement and the enclosed proxy are first being mailed to the Company's stockholders on or about April 26, 2000.

VOTING AND REVOCABILITY OF PROXIES

     A proxy for use at the annual meeting and a return envelope are enclosed. Shares of Proxicom's common stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the annual meeting according to the instructions indicated in the proxy. IF NO INSTRUCTIONS ARE INDICATED, THE SHARES WILL BE VOTED "FOR" APPROVAL OF EACH PROPOSAL CONSIDERED AT THE ANNUAL MEETING. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. Management is not aware of any other matters which are likely to be brought before the annual meeting. If any other matter is properly presented at the annual meeting for action, the persons named in the accompanying proxy will vote on such matter in their own discretion.

     A stockholder who has given a proxy may revoke it at any time before its exercise at the annual meeting by (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date or (3) voting in person at the annual meeting. Unless revoked, the shares represented by each such proxy will be voted at the meeting and any adjournment or postponement of the meeting. Presence at the meeting of a stockholder who has signed a proxy but does not provide a notice of revocation or request to vote in person does not revoke that proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Proxicom, Inc., 11600 Sunrise Valley Drive, Reston, VA 20191, Attention: Secretary.

VOTING PROCEDURE

     All holders of record of the Company's common stock at the close of business on April 14, 2000 will be eligible to vote at the annual meeting. Each holder of common stock is entitled to one vote at the annual meeting for each share held by such stockholder. As of April 14, 2000, there were 53,971,664 shares of common stock outstanding.

     The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting, present in person or by proxy, will constitute a quorum at the annual meeting. Abstentions and any broker non-votes, which are described below, will be counted for purposes of determining the presence of a quorum at the annual meeting.

     Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting. Votes may be cast for, against or as abstentions. Abstentions will be counted for purposes of determining the shares present or represented at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposal to approve the Proxicom, Inc. Amended and Restated 1996 Stock Option Plan as amended, against the proposal to amend the Proxicom, Inc. 1997 Stock Option Plan for Non-Employee Directors and against the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants. Abstentions will not affect whether the proposal for election of directors is approved at the annual meeting.

     Broker-dealers who hold their customer's shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker-dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which under such rules typically include the election of directors. Broker-dealers may not vote such shares on other matters without specific instructions from the customers who beneficially own such shares. Proxies signed and submitted by broker-dealers which have not been voted on matters described in the previous sentence are referred to as broker non-votes. Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matters and, assuming the presence of a quorum, will not affect whether the four proposals presented at the annual meeting are approved.

                               SECURITY OWNERSHIP

     The information presented below regarding beneficial ownership of the Company's common stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes any shares as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right.

     As of March 31, 2000, there were 53,898,528 shares of common stock outstanding.

PRINCIPAL STOCKHOLDERS

     The following table presents, as of March 31, 2000, information based upon the Company's records and filings with the SEC regarding each person, other than a director, director nominee or executive officer of the Company, known to the Company to be the beneficial owner of more than 5% of the Company's common stock:

                    NAME AND ADDRESS OF                         AMOUNT AND NATURE OF    PERCENT
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP    OF CLASS
                    -------------------                         --------------------    --------
General Atlantic Partners, LLC (1)..........................         4,480,956            8.3%
Jeremy Wagner (2)...........................................         2,695,322            5.0
Mellon Financial Corporation (3)............................         3,891,536            7.2
FMR Corp. (4)...............................................         2,856,200            5.3

---------------
(1) Includes 1,808,780 shares of common stock held by General Atlantic Partners 34, 319,388 shares of common stock held by GAP Coinvestment, 1,920,444 shares of common stock held by General Atlantic Partners 52 and 432,344 shares of common stock held by GAP Coinvestment II. The general partner of General Atlantic Partners 34 and General Atlantic Partners 52 is GAP, LLC, a Delaware limited liability company. The managing members of GAP LLC are also the general partners of GAP Coinvestment and GAP Coinvestment II. General Atlantic Partners 34, General Atlantic Partners 52, GAP Coinvestment, GAP Coinvestment II and GAP LLC, together, are a "group" within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934. The address of GAP LLC is c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich, Connecticut 06830.

(2) Includes 2,617,640 shares of common stock held in trust by Mr. Wagner and his wife Brenda Wagner and 37,500 shares that may be purchased by Mr. Wagner's wife pursuant to options. Mr. and Ms. Wagner share voting and investment power with respect to the shares held in trust. Mr. Wagner's address is c/o Proxicom, Inc., One Ecker Street, Suite 100, San Francisco, California 94105.

(3) Based upon a Schedule 13G filed with the SEC on January 31, 2000. Mellon Financial Corporation reports that it has sole voting power with respect to 3,860,536 of the shares shown and shared voting power with respect to 5,200 of the shares shown. Mellon Financial Corporation reports that it has sole dispositive power with respect to 3,884,736 of the shares shown and shared dispositive power with respect to 6,000 of the shares shown. The address of Mellon Financial Corporation is One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258-0001. All share data in this footnote reflect a 2-for-1 split of the common stock effected on February 24, 2000.

(4) Based upon a Schedule 13G filed with the SEC on February 14, 2000. FMR Corp. reports that it has sole voting power with respect to 244,200 of the shares shown and sole dispositive power with respect to 2,856,200 of the shares shown. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. All share data in this footnote reflect a 2-for-1 split of the common stock effected on February 24, 2000.

SECURITY OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following table presents, as of March 31, 2000, information regarding the beneficial ownership of the Company's common stock by each director and each nominee to the board of directors, each executive officer of the Company named in the summary compensation table under the "Executive Compensation" section of this proxy statement and all directors and executive officers of the Company as a group:

                                                                AMOUNT AND NATURE
NAME OF                                                           OF BENEFICIAL        PERCENT
BENEFICIAL OWNER                                                 OWNERSHIP(1)(2)     OF CLASS(1)
----------------                                                -----------------    -----------
Raul J. Fernandez (3).......................................       13,309,518           24.7%
Christopher Capuano (4).....................................          140,522             *
Larry D. Clark (5)..........................................          324,446             *
Jack L. Davies..............................................                0             *
David C. Hodgson (6)........................................        4,504,288            8.4
Jack Kemp...................................................           66,000             *
Theodore J. Leonsis.........................................          163,334             *
John A. McKinley, Jr........................................          155,334             *
Mario M. Morino.............................................          668,282            1.2
Kenneth J. Tarpey (7).......................................          154,484             *
Brenda A. Wagner (8)........................................        2,695,322            5.0
All executive officers and directors as a group (9) (13
  persons)..................................................       22,429,030           41.1

---------------
* Less than one percent.

(1) The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting or investment power within 60 days. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as noted, each stockholder listed has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

(2) Includes the following shares that the individuals named below have the right to purchase within 60 days of March 31, 2000 pursuant to options:

Christopher Capuano......................................     40,000
Larry D. Clark...........................................    120,000
David C. Hodgson.........................................     23,332
Jack Kemp................................................     30,000
Theodore J. Leonsis......................................     70,000
John A. McKinley, Jr.....................................     70,000
Mario M. Morino..........................................     70,000
Kenneth J. Tarpey........................................     25,000
Brenda A. Wagner.........................................     37,500
                                                             -------
     Total...............................................    485,832
                                                             =======

(3) Mr. Fernandez's address is c/o Proxicom, Inc., 11600 Sunrise Valley Drive, Reston, Virginia 20191.

(4) Includes 3,330 shares of common stock owned by Mr. Capuano's wife.

(5) Includes 600 shares of common stock owned by members of Mr. Clark's immediate family.

(6) Includes 1,808,780 shares of common stock held by General Atlantic Partners 34, 319,388 shares of common stock held by GAP Coinvestment, 1,920,444 shares of common stock held by General Atlantic Partners 52 and 432,344 shares of common stock held by GAP Coinvestment II. The general partner of General Atlantic Partners 34 and General Atlantic Partners 52 is GAP, LLC, a Delaware limited liability company. The managing members of GAP LLC are also the general partners of GAP Coinvestment and GAP Coinvestment II. Mr. Hodgson is a managing member of GAP LLC. Mr. Hodgson is a general partner of GAP Coinvestment and GAP Coinvestment II. General Atlantic Partners 34, General Atlantic Partners 52, GAP Coinvestment, GAP Coinvestment II and GAP LLC, together, are a "group" within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934. Mr. Hodgson disclaims beneficial ownership of the securities held by General Atlantic Partners 34, General Atlantic Partners 52, GAP Coinvestment and GAP Coinvestment II, except to the extent of his respective pecuniary interest in those entities. Mr. Hodgson's address is c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich, Connecticut 06830.

(7) Includes 6,000 shares of common stock owned by members of Mr. Tarpey's immediate family.

(8) Includes 2,617,640 shares of common stock held in trust by Ms. Wagner and her husband Jeremy Wagner and 40,182 shares held by Ms. Wagner's husband. Mr. and Ms. Wagner share voting and investment power with respect to the shares held in trust. Ms. Wagner's address is c/o Proxicom, Inc., One Ecker Street, Suite 100, San Francisco, California 94105.

(9) Includes 733,332 shares which all directors and executive officers as a group have the right to purchase within 60 days of March 31, 2000 pursuant to options. See footnote 2 above.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

NOMINEES FOR ELECTION AS DIRECTORS

     Proxicom's amended and restated certificate of incorporation provides that the board of directors is to be divided into three classes of directors, with the classes to be as nearly equal in number as possible. The terms of office of the three current classes of directors expire at this annual meeting, at the annual meeting of stockholders in the year 2001 and at the annual meeting of stockholders in the year 2002, respectively. Upon the expiration of the term of office of each class, the nominees for such class will be elected for a term of three years to succeed the directors whose terms of office expire.

     Jack Kemp, John A. McKinley, Jr. and Mario M. Morino have been nominated for election to the class with a three-year term which will expire at the annual meeting of stockholders in the year 2003. Each of the nominees is an incumbent director.

APPROVAL OF NOMINEES

     Approval of the nominees requires the affirmative vote of a plurality of the votes cast at the annual meeting. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees. In the event that any nominee should become unable or unwilling to serve as a director, the persons named in the proxy intend to vote for the election of such substitute nominee for director as the board of directors may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF PROXICOM VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

     Biographical information concerning each of the nominees and each of the directors continuing in office is presented below.

                   NOMINEES FOR ELECTION FOR THREE-YEAR TERMS

NAME                                                            AGE    DIRECTOR SINCE
----                                                            ---    --------------
Jack Kemp...................................................    64          1997
John A. McKinley, Jr........................................    44          1997
Mario M. Morino.............................................    56          1997

     Jack Kemp has been Co-Director of Empower America from 1993 to the present. Mr. Kemp served as the Secretary of Housing and Urban Development from February 1989 until January 1992 and, before that, for 18 years as a member of the United States House of Representatives. Mr. Kemp is also a director of Oracle Corporation, Carson, Inc., a manufacturer and marketer of personal care products, Hawk Corporation, a global manufacturer of specialized brake and clutch components, IDT Corporation, an international telecommunications provider, Speedway Motor Sports, Inc., a marketer and promoter of motor sports entertainment, and ZapMe! Corp., a provider of technology and online educational content to schools and communities.

     John A. McKinley, Jr. is Executive Vice President and Chief Technology Officer of Merrill Lynch & Co., Inc. Prior to joining Merrill Lynch, Mr. McKinley was the Chief Technology and Information Officer for GE Capital Corporation from 1995 to 1998. From 1982 until 1995, Mr. McKinley held various positions with Ernst & Young LLP, where he was most recently a partner concentrating in the financial services and airline industries. Mr. McKinley is a board member of CommerceQuest, Inc., a provider of outsourced integration solutions, and Vivant, an Internet exchange for contract and consulting services, and is on the advisory boards of Sun Microsystems and Internet Capital Group.

     Mario M. Morino is an investor in and adviser to various firms in the information technology sector. Mr. Morino was co-founder and Vice Chairman of Legent Corporation until his retirement in September 1992.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

NAME                                                            AGE    DIRECTOR SINCE
----                                                            ---    --------------
Raul J. Fernandez...........................................    33          1991
Brenda A. Wagner............................................    36          1998

     Raul J. Fernandez founded Proxicom and has served as President, Chief Executive Officer and Chairman of the board of directors of Proxicom since its inception in 1991. Prior to starting Proxicom, Mr. Fernandez served as the Director of Emerging Technologies at Digicon, Inc., a government contracting firm. Mr. Fernandez is a member of the board of directors of the Northern Virginia Technology Council, a trade organization. Mr. Fernandez is also a director of Liz Claiborne, Inc.

     Brenda A. Wagner has been Senior Vice President, Organizational Strategies of Proxicom since August 1998. Prior to joining Proxicom, she was president of IBIS Consulting, Inc., an Internet and information technology solutions provider which she co-founded in February 1994 and which merged with Proxicom in August 1998. From 1989 to 1993, Ms. Wagner was a Senior Consultant at Price Waterhouse LLP.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2002

NAME                                                            AGE    DIRECTOR SINCE
----                                                            ---    --------------
Jack L. Davies..............................................    50          2000
David C. Hodgson............................................    43          1996
Theodore J. Leonsis.........................................    44          1999

     Jack L. Davies has been Senior Advisor to the President of America Online, Inc. since January 2000. Mr. Davies served as President of AOL International from September 1994 to January 2000 and was Senior Vice President of AOL Services from July 1993 to September 1994. Prior to joining AOL, Mr. Davies was a Managing Director with Citicorp in London, England.

     David C. Hodgson is a managing member of General Atlantic Partners, LLC, a private equity investment firm that invests in software and information technology companies on a worldwide basis. Mr. Hodgson has been with General Atlantic Partners, LLC (or its predecessor) since 1982. Mr. Hodgson is also a director of Atlantic Data Services, Inc., a provider of professional computer services for the banking industry, Baan Company N.V., a business management software company, ProBusiness Services, Inc., an employee administrative services company, and several private information technology companies.

     Theodore J. Leonsis has been President of Interactive Properties Group of America Online, Inc. since March 1999. From November 1996 to March 1999, Mr. Leonsis was President of America Online Studios, a division of America Online, Inc. Prior to that, Mr. Leonsis was President of America Online Services Company, also a division of America Online, Inc., from 1994 to 1996. Mr. Leonsis was previously Chief Executive Officer of Redgate Communications Corporation, a media marketing company which was founded in 1987 and sold to America Online, Inc. in 1994. Mr. Leonsis is also a director of Preview Travel, Inc., an Internet travel company.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The board of directors held four meetings during the Company's 1999 fiscal year, which ended on December 31, 1999. During 1999, each director attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period he served as a director and the total number of meetings held by each committee of the board of directors on which he served during the period for which he served.

     The board of directors acts as a nominating committee for selecting candidates to stand for election as directors. Pursuant to the Company's bylaws, other candidates may also be nominated by any stockholder, provided each such other nomination is submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the stockholder must so deliver the notice not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In the event that the number of directors to be elected to the board is increased and there is no public announcement made by the Company at least 70 days prior to the first anniversary of the preceding annual meeting naming all of the nominees for director or specifying the size of the increased board, with respect to nominees for any new position created by the increase, the stockholder must so deliver the notice not later than the close of business on the tenth day following the day on which such public announcement is first made. For a discussion of the requirements for including information with respect to a stockholder's nominee in the Company's proxy statement, see "Stockholder Proposals for the Annual Meeting in 2001" in this proxy statement.

     The stockholder's notice referred to in the preceding paragraph must set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (together with such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the stockholder, as they appear on the Company's books, and of such beneficial owner, the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     The board of directors currently has standing audit and compensation committees.

     The audit committee, which held four meetings during 1999, currently consists of Messrs. Hodgson and McKinley. This committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. These matters include the selection of Proxicom's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of Proxicom's independent auditors and Proxicom's accounting practices.

     The compensation committee, which held two meetings during 1999, currently consists of Messrs. Hodgson, Leonsis and Morino. This committee determines the salaries and incentive compensation of Proxicom's officers and provides recommendations for the salaries and incentive compensation of other employees and consultants. The compensation committee also administers Proxicom's various incentive compensation, stock and benefit plans.

DIRECTOR COMPENSATION

     Fees. Directors who are not employees of Proxicom receive $3,000 for each board meeting attended and are reimbursed for reasonable travel expenses. Directors of the Company who are also employees of the Company receive no directors fees.

     Stock Option Grants. The 1997 Stock Option Plan for Non-Employee Directors provides for automatic grants of stock options to eligible non-employee directors. There are 1,200,000 shares of common stock reserved for issuance under this plan (subject to stockholder approval at the annual meeting). Under this plan, each non-employee director is granted an option to purchase 45,000 shares of common stock upon first election to the board. Each non-employee director is also granted an additional option to purchase 45,000 shares of common stock upon reelection to the board. Options granted under this plan before December 15, 1998 vest over three years, subject to acceleration in the event of a change of control of Proxicom. Options granted after December 15, 1998 vest on the date of grant. No option granted under this plan is exercisable after the tenth anniversary of the option's date of grant. Options are exercisable at the fair market value of the common stock on the date of grant (as determined by the market closing price on the trading day before the date of grant). All share data in this paragraph reflect a two-for-one split of the common stock effected on February 24, 2000.

     At December 31, 1999, stock options to purchase 263,332 shares of common stock (as adjusted to reflect a 2-for-1 split of the common stock effected on February 24, 2000) were outstanding pursuant to the 1997 Stock Option Plan for Non-Employee Directors.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid to the Chief Executive Officer of Proxicom and to each of Proxicom's other four most highly compensated executive officers for fiscal 1999, referred to collectively as the "Named Executive Officers":

                                                  ANNUAL              LONG-TERM
                                               COMPENSATION          COMPENSATION
                                           --------------------      ------------
                                                                      SECURITIES
                                                                      UNDERLYING
                                            SALARY      BONUS          OPTIONS         ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR      ($)        ($)            (#)(1)      COMPENSATION ($)
   ---------------------------      ----   ---------   --------      ------------   ----------------
Raul J. Fernandez.................  1999    241,188     62,500         200,000                --
  Chairman and Chief Executive      1998    185,742         --              --            720(2)
     Officer
Larry D. Clark....................  1999    272,800    182,585          60,000                --
  Executive Vice President, Chief   1998    262,990    113,836         600,000                --
     Operating
  Officer
Kenneth J. Tarpey.................  1999    183,920    111,625         195,000                --
  Executive Vice President, Chief   1998    154,553     44,250         100,000                --
     Financial
  Officer and Treasurer
Christopher Capuano...............  1999    173,749    106,900         110,000                --
  Senior Vice President, Corporate  1998    166,300     41,450          50,000                --
  Development
Brenda Wagner(3)..................  1999    186,458    200,000         150,000                --
  Senior Vice President,
  Organizational Strategies         1998    135,000         --              --         92,480(4)

---------------
(1) Adjusted to reflect a 2-for-1 split of the common stock effected on February 24, 2000.

(2) Pertains to an automobile allowance.

(3) Ms. Wagner's compensation amounts for fiscal 1998 include amounts paid by IBIS Consulting, Inc. prior to its merger with Proxicom in August 1998.

(4) Reflects the cash value resulting from the conversion of a company sponsored life insurance policy to a personal policy in connection with the acquisition of IBIS Consulting.

STOCK OPTION GRANTS IN FISCAL 1999

     The following table sets forth information concerning all stock options granted during fiscal 1999 to the Named Executive Officers:

                             OPTION GRANTS IN 1999

                                            INDIVIDUAL GRANTS(1)                   POTENTIAL REALIZABLE
                             --------------------------------------------------          VALUE AT
                                            PERCENT                                   ASSUMED ANNUAL
                             NUMBER OF      OF TOTAL                                  RATES OF STOCK
                               SHARES       OPTIONS                                 PRICE APPRECIATION
                             UNDERLYING    GRANTED TO    EXERCISE                   FOR OPTION TERM(4)
                              OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
           NAME              GRANTED(2)   FISCAL YEAR    ($/SHARE)    DATE(3)       5% ($)      10% ($)
           ----              ----------   ------------   ---------   ----------   ----------   ----------
Raul J. Fernandez..........   200,000         2.1          19.44       7/15/09     2,445,142    6,196,471
Larry D. Clark.............    50,000         0.5           9.31        6/4/09       292,750      741,887
                               10,000         0.1          19.44       7/15/09       122,257      309,824
Kenneth J. Tarpey..........    75,000         0.8           5.00       2/16/09       235,835      597,653
                              120,000         1.3          24.38      10/06/09     1,839,894    4,662,653
Christopher Capuano........    70,000         0.7           5.00       2/16/09       220,113      557,810
                               40,000         0.4          24.38      10/06/09       613,298    1,554,218
Brenda Wagner..............   150,000         1.6           5.00       2/16/09       471,671    1,195,307

---------------
(1) All data in this discussion of Stock Option Grants in Fiscal 1999 reflect a 2-for-1 split of the common stock effected on February 24, 2000.

(2) All options granted to the Named Executive Officers were granted under the Company's Amended and Restated 1996 Stock Option Plan and are exercisable for shares of common stock. These options will generally become exercisable with respect to 25% of the shares subject to such options on the first anniversary of the date of grant and with respect to 1/16th of the shares subject to such options at the end of each three-month period thereafter.

(3) The term of each option generally may not exceed 10 years.

(4) The potential realizable value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of the option, assuming that the shares appreciate in value from the option grant date compounded annually until the end of the option term at the rate specified, 5% or 10%, and that the option is exercised and sold on the last day of the option term for the appreciated share price. Potential realizable value is net of option exercise price. The assumed rates of appreciation are specified in the rules and regulations of the SEC and do not represent the Company's estimate or projection of future prices of the shares. There is no assurance provided to any Named Executive Officer or any other holder of common stock that the actual stock price appreciation over the term of the applicable options will be at the assumed 5% and 10% levels or at any other defined level.

STOCK OPTION EXERCISES IN FISCAL 1999

     The following table sets forth information concerning all stock options exercised during fiscal 1999 and unexercised stock options held at the end of that fiscal year by the Named Executive Officers:

    AGGREGATE OPTION EXERCISES IN 1999 AND FISCAL YEAR-END OPTION VALUES (1)

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-
                                                                OPTIONS AT FISCAL             THE-MONEY OPTIONS AT
                            SHARES                                 YEAR-END (#)              FISCAL YEAR-END ($) (3)
                         ACQUIRED ON         VALUE        ------------------------------   ---------------------------
NAME                     EXERCISE ($)   REALIZED ($)(2)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                     ------------   ---------------   -------------   --------------   -----------   -------------
Raul J. Fernandez......         --               --            --            200,000           --         12,431,250
Larry D. Clark.........         --               --            --            420,000           --         26,105,625
Kenneth J. Tarpey......     25,000          554,750            --            370,000           --         22,997,438
Christopher Capuano....     15,000          650,250            --            182,500           --         11,343,515
Brenda Wagner..........         --               --            --            150,000           --          9,323,438

---------------
(1) All data in this discussion of Stock Option Exercises in Fiscal 1999 reflect a 2-for-1 split of the common stock effected on February 24, 2000.

(2) Represents the difference between the exercise price and the closing price of the common stock on The Nasdaq National Market on the date of exercise.

(3) Represents the difference between the exercise price and the closing price of the common stock on The Nasdaq National Market on December 31, 1999, the last trading day in fiscal 1999.

TRANSACTIONS WITH RELATED PARTIES

     The following is a summary of some transactions and relationships among Proxicom and its directors, executive officers and significant stockholders with respect to fiscal 1999.

     In February 1997, Proxicom leased approximately 65,000 square feet of office space in Reston, Virginia. The lessor is 11600 Sunrise Limited Partnership, a limited partnership of which Mario M. Morino is the general partner. The lease term commenced on July 1, 1997 and has a seven-year term. Lease payments totaled approximately $1.3 million for 1999 and will increase at an annual rate of 3.0%.

     During the fiscal year ended December 31, 1999, Proxicom provided Internet professional services to Merrill Lynch, of which Mr. McKinley is Executive Vice President and Chief Technology Officer. Revenues recorded by the Company for these services were approximately $12.2 million. Proxicom expects to continue to provide Internet professional services to Merrill Lynch.

     We believe that all transactions disclosed above were made on terms no less favorable to Proxicom than would have been obtained from unaffiliated third parties.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                         BOARD OF DIRECTORS OF PROXICOM
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the board of directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for the fiscal year ended December 31, 1999. This report, as well as the performance graph on page 14, are not soliciting materials, are not deemed filed with the SEC and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

     The Compensation Committee is charged with making decisions with respect to the compensation of the Company's executive officers and administering the Company's various incentive compensation, stock and benefit plans. No member of the Compensation Committee is an employee of the Company. During 1999, the Compensation Committee consisted of David C. Hodgson, Theodore J. Leonsis and Mario M. Morino.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

     The compensation policies of the Company are designed to attract, motivate and retain experienced and qualified executives, increase the overall performance of the Company, increase stockholder value, and enhance the performance of individual executives.

     The Compensation Committee seeks to provide competitive salaries based upon individual performance together with annual cash bonuses awarded based on the Company's overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels. In addition, it is the policy of the Company to grant stock options to executives upon their commencement of employment with the Company and annually thereafter in order to strengthen the alliance of interest between such executives and the Company's stockholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on the Company's performance, as reflected in the market price of the common stock.

     The following describes in more specific terms the elements of compensation that implement the Compensation Committee's compensation policies, with specific reference to compensation reported for 1999.

     Base Salaries. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public companies in the Company's geographic region. The Compensation Committee annually reviews the base salaries of executive officers based upon, among other things, individual performance and responsibilities.

     The Chief Executive Officer recommends annual salary adjustments by evaluating the performance of each executive officer after considering new responsibilities and the previous year's performance. The Compensation Committee performs the same review when evaluating the performance of the Chief Executive Officer. Individual performance ratings take into account such factors as achievement of specific goals that are driven by the Company's strategic plan and attainment of specific individual objectives. The factors affecting base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee.

     Bonuses. The Company's annual bonuses to its executive officers are based on both corporate and individual performance, as measured by reference to factors that reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in the Company's annual budget. Bonuses for 1999, which were paid in part in 2000, were based upon the achievement of such financial and operating factors.

     Stock Options. A third component of executive officers' compensation consists of awards under the Company's Amended and Restated 1996 Stock Option Plan, pursuant to which the Company grants executive officers and other key employees options to purchase shares of common stock.

     The Compensation Committee grants stock options to the Company's executives in order to align the interests of those executives with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the value of the common stock, which in turn results in stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon their commencement of employment with the Company and annually thereafter. The options generally are granted at an exercise price equal to the closing market price of the common stock on the trading day before the date of grant. Options granted to executive officers typically vest over a period of four years following the date of grant. The maximum option term is ten years. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for the Company's stockholders through appreciation of stock price. Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

     Stock option grants made to executive officers in 1999 reflect significant individual contributions relating to the Company's operations and implementation of the Company's development and growth programs. Certain newly hired executive officers also received stock option grants at the time of their employment with the Company. During 1999, the Company granted stock options to purchase an aggregate of 9,586,434 shares of common stock to approximately 768 employees, including options to purchase an aggregate of 715,000 shares of common stock to the Company's five most highly compensated executive officers. The per share option exercise prices of such options ranged from $3.00 to $51.13, which generally equaled the fair market value of a share of common stock on the respective dates of grant. All share data in this paragraph reflect a two-for-one split of the common stock effected on February 24, 2000.

     Other. The Company has adopted a contributory retirement plan, referred to as the "401(k) plan." The plan covers all full-time employees who are at least 18 years of age. Participants may contribute up to 15% of pretax compensation, subject to certain limitations. The Company may make discretionary annual profit sharing contributions up to the total of each participant's annual contribution. The Company has not yet made any profit sharing contributions under the 401(k).

     The board of directors has authorized an Employee Stock Purchase Plan, referred to as the "ESPP." The ESPP, which commenced upon completion of the Company's initial public offering, provides substantially all full time employees an opportunity to purchase shares of common stock through payroll deductions of up to 15% of eligible compensation, not to exceed $25,000 annually. Semi-annually, participant account balances are used to purchase stock at the lesser of 85% of the fair market value on the trading day before the participation period starts or the trading day preceding the day on which the participation period ends. A total of 2,000,000 shares are available for purchase under the ESPP.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The executive compensation policy described above is applied in setting Mr. Fernandez's compensation. Mr. Fernandez generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation also consists of annual base salary, annual bonus and long-term equity-linked compensation. The Compensation Committee's general approach in establishing Mr. Fernandez's compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon the long-term performance of the Company, as reflected in part in the market price of the common stock.

     Mr. Fernandez's compensation for the year ended December 31, 1999 included $241,188 in base salary and a $62,500 cash bonus. In July 1999, Mr. Fernandez was granted stock options to purchase 200,000 shares of common stock (as adjusted to reflect a 2-for-1 split of the common stock effected on February 24,
2000). Mr. Fernandez's salary and bonus payments for 1999 were based on, among other factors, the Company's performance and the 1998 compensation of chief executive officers of comparable companies, although his compensation was not linked to any particular group of these companies.

COMPENSATION DEDUCTIBILITY POLICY

     Under Section 162(m) of the Internal Revenue Code and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of the Company's five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers. The board of directors and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by Proxicom to satisfy the requirements for deductibility under Section 162(m) does in fact do so.
                                          Respectfully submitted,

                                          Compensation Committee

                                          David C. Hodgson
                                          Theodore J. Leonsis
                                          Mario M. Morino

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are David C. Hodgson, Theodore J. Leonsis and Mario M. Morino. There are no interlock relationships as defined in the applicable SEC rules.

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph and table show the cumulative total stockholder return on the Company's common stock compared to the Standard & Poor's 500 Stock Index and the Standard & Poor's Computer (Software & Service) Index, composed of publicly traded companies which are principally in the software and computer services business, for the periods between April 20, 1999, the date the common stock began trading on The Nasdaq National Market, and December 31, 1999. The graph assumes $100 was invested on April 20, 1999 in (1) the Company's common stock, (2) the Standard & Poor's 500 Stock Index and (3) the Standard & Poor's Computer (Software & Service) Index. Total stockholder return is measured by dividing total dividends, assuming dividend reinvestment, plus share price change for a period by the share price at the beginning of the measurement period.

                            TOTAL STOCKHOLDER RETURN

                                                                                                             S&P COMPUTER
                                                                                                          (SOFTWARE & SERVICE)
                                                      PROXICOM INC                S&P 500 INDEX                   INDEX
                                                      ------------                -------------           --------------------
20Apr99                                                  100.00                      100.00                      100.00
Apr 99                                                    86.30                      102.22                      103.32
May 99                                                    79.81                       99.81                      100.14
Jun 99                                                    98.80                      105.35                      110.03
Jul 99                                                   133.65                      102.06                      103.23
Aug 99                                                   175.00                      101.55                      108.60
Sep 99                                                   225.00                       98.77                      112.12
Oct 99                                                   295.19                      105.02                      117.25
Nov 99                                                   265.38                      107.15                      125.01
Dec 99                                                   478.12                      113.46                      158.36

                              PROPOSAL TO APPROVE
                    THE PROXICOM, INC. AMENDED AND RESTATED
                       1996 STOCK OPTION PLAN AS AMENDED

                                  (PROPOSAL 2)

     The stockholders of Proxicom are asked to consider and vote upon a proposal to approve the Company's Amended and Restated 1996 Stock Option Plan, referred to as the "1996 Stock Option Plan," as amended to add individual limits on the award of options and other permitted compensation that may be granted under the plan and to add performance and annual incentive awards as a new category of awards under the plan. The board of directors has adopted these amendments in order to permit awards under the plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

     The purpose of the 1996 Stock Option Plan is to enable the Company to attract, retain and motivate its employees, consultants and other eligible participants by providing for or increasing the proprietary interests of such persons in Proxicom. In the judgment of the board of directors, a grant of an award under the 1996 Stock Option Plan is a valuable incentive to the plan's participants and serves to the ultimate benefit of the stockholders by aligning more closely the interests of such individuals with those of the stockholders. The board of directors has determined that it is desirable and in the best interests of the Company that such awards be eligible for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code as described below.

     To comply with the requirements of Section 162(m), the board of directors amended the 1996 Stock Option Plan to set individual limits on the issuance of awards under the plan. Pursuant to the amendment, the maximum number of shares subject to options that can be awarded to any person under the 1996 Stock Option Plan is two million per calendar year. The maximum number of shares that can be awarded to any person under the plan other than pursuant to an option is also two million per calendar year.

     The board of directors further amended the 1996 Stock Option Plan to add performance and annual incentive awards, as described below, as a new category of awards under the plan. This amendment permits the board of directors to grant such performance and annual incentive awards, including cash payments, in accordance with the performance-based compensation exception to Section 162(m). The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one grantee is $1 million and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one grantee is $3 million.

     The amendments discussed above were approved by the board of directors on April 14, 2000. The board of directors has directed that the 1996 Stock Option Plan as so amended be presented to the stockholders for approval in accordance with the requirements of Section 162(m) of Internal Revenue Code.

     As of April 19, 2000, there were 8,385,671 shares of common stock available for grant under the 1996 Stock Option Plan. On April 19, 2000, the closing price of the Company's common stock was $36 1/16 per share. Because participation and the types of awards under the 1996 Stock Option Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the 1996 Stock Option Plan is approved are not currently determinable.

DESCRIPTION OF THE 1996 STOCK OPTION PLAN

     A description of the provisions of the 1996 Stock Option Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 1996 Stock Option Plan, a copy of which is attached as Exhibit A to this proxy statement.

     Administration. The 1996 Stock Option Plan is administered by the Compensation Committee. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the type, terms and conditions of awards, and interpret provisions of the plan.

     The common stock issued or to be issued under the 1996 Stock Option Plan consists of treasury shares or authorized but unissued shares. If any award expires, terminates or is terminated for any reason prior to exercise in full, the shares of common stock that were subject to the unexercised portion of such award will be available for future awards granted under the plan.

     Eligibility. Awards may be made under the 1996 Stock Option Plan to current and former officers and executive, administrative, technical or professional employees of the Company; to current and former consultants of the Company; and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Compensation Committee.

     Amendment or Termination of the Plan. The Board of Directors may terminate or amend the plan at any time and for any reason and unless terminated earlier, the plan will terminate on August 26, 2006. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

     Options. The 1996 Stock Option Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

     The exercise price of each stock option may not be less than 100% of the fair market value of the common stock on the date of grant (as determined by the market closing price on the trading day before the date of grant) in the case of incentive stock options and may not be less than par value on the date of grant in the case of options not intended to qualify as incentive stock options. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant (as determined by the market closing price on the trading day before the date of grant). An exception to these requirements is made for options that Proxicom grants in substitution for options held by employees of companies that Proxicom acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

     The term of each stock option is fixed by the Compensation Committee and may not exceed ten years from the date of grant in the case of incentive stock options. Unless provided otherwise in an option agreement, options granted to new employees vest over a four year period with 25 percent vesting at the end of the first year and one sixteenth of the shares subject to the option vesting quarterly thereafter. Refresh options granted to continuing employees generally vest on a quarterly basis over a four year period. In the case of the optionee's termination of employment, unless otherwise provided in the award agreement, awards otherwise exercisable on the date of the termination of employment will remain exercisable for a period of three months (one year in the case of death or disability of the optionee). The exercisability of options may be accelerated by the Compensation Committee.

     To the extent permitted in the award agreement, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of Proxicom common stock, or by means of a broker-assisted cashless exercise.

     Stock options granted under the 1996 Stock Option Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.

     Other Awards.  The Compensation Committee may also award:

     -  shares of common stock subject to restrictions;

     - a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee;

     - a right to receive a number of shares, subject to the attainment of specified performance goals (summarized in the next paragraph and detailed below); and

     - performance and annual incentive awards, ultimately payable in stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria. The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, must comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. In modifying, amending or adjusting the terms of an award to covered employees (or likely covered employees), the Compensation Committee may not take any action with respect to the employee that would cause any payment to the employee to fail to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code.

     Effect of Certain Corporate Transactions. Certain corporate transactions involving the Company, such as a sale of the Company, may cause awards granted under the 1996 Stock Option Plan to vest and subsequently terminate, unless the awards are continued or substituted for in connection with the change of control transaction. The Compensation Committee may also, in its discretion, provide for the acceleration of the vesting of any award in the case of a merger, or a significant sale of the common stock or assets of the Company (as determined by the Compensation Committee).

     Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 1996 Stock Option Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

     Termination for Cause. If a grantee's employment is terminated by reason of a dismissal for cause (as defined in the plan), the grantee's award under the 1996 Stock Option Plan will expire on the day immediately preceding the date of the termination of employment.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Proxicom to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation. The 1996 Stock Option Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

     To qualify as performance-based:

     i. the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance objectives;

     ii. the performance goal under which compensation is paid must be established by a Compensation Committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

     iii. the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the Company before payment is made in a separate vote; and

     iv. the Compensation Committee must certify in writing before payment of the compensation that the performance objectives and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

     One or more of the following business criteria, on a consolidated basis and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance objectives:

     -  common stock price,

     -  market share,

     -  sales,

     -  earnings per share,

     -  return on equity, and

     -  costs.

     Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

     The maximum number of shares subject to options that can be awarded under the 1996 Stock Option Plan to any person is 2 million per calendar year. The maximum number of shares that can be awarded under the 1996 Stock Option Plan to any person, other than pursuant to an option, is 2 million per calendar year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one Grantee is $1 million and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one Grantee is $3 million.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to its compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

     Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 1996 Stock Option Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Performance Share Awards. There are no immediate tax consequences of receiving an award of performance shares under the 1996 Stock Option Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

     Deferred Stock Award. There are no immediate tax consequences of receiving a deferred stock award under the 1996 Stock Option Plan. A grantee who is awarded a deferred stock award will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the time such shares are paid to the grantee. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for the Company or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

APPROVAL OF PROPOSAL 2

     Approval of the Proxicom, Inc. Amended and Restated 1996 Stock Option Plan as amended will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF PROXICOM VOTE "FOR" APPROVAL OF THE PROXICOM, INC. AMENDED AND RESTATED 1996 STOCK OPTION PLAN AS AMENDED.

                      PROPOSAL TO APPROVE AN AMENDMENT TO
                   THE PROXICOM, INC. 1997 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                                  (PROPOSAL 3)

     The Proxicom, Inc. 1997 Stock Option Plan for Non-Employee Directors, referred to as the "Director Option Plan," currently authorizes the issuance of a total of 700,000 shares of common stock pursuant to the plan and the automatic grant to eligible non-employee directors of options to purchase 35,000 shares of common stock. The stockholders of Proxicom are asked to consider and vote upon a proposal to amend the Director Option Plan to (i) increase the total number of shares of common stock available for issuance under the plan to 1,200,000 and
(ii) revise the number of shares of common stock subject to individual options granted under the plan to 45,000. The board of directors approved the proposed amendment to the Director Option Plan, effective as of April 1, 2000, at a meeting held on April 20, 2000.

     The purpose of the Director Option Plan is to promote the interests of the Company by linking the personal interests of non-employee directors to those of the stockholders and to attract and retain non-employee directors of the highest caliber. The board of directors believes that it is important to increase the total number of shares available under the Director Option Plan and the number of shares subject to each option granted under the plan in order to maintain and improve the Company's ability to attract and retain high caliber directors, and to serve as an incentive to such individuals to make extra efforts to contribute to the success of the Company. As of April 19, 2000, there were 350,000 shares of common stock available for grant under the Director Option Plan. On April 19, 2000, the closing price of our common stock was $36 1/16 per share.

     The only changes proposed by the amendment are the increase in the total number of shares of common stock that may be issued under the Director Option Plan and the increase in the number of shares of common stock issuable upon the exercise of each automatic grant. The amendment does not alter the eligibility requirements of non-employee directors under the plan. On April 20, 2000, Mr. John L. Davies was granted, subject to approval by the stockholders of this amendment to the Director Option Plan, an option to purchase 45,000 shares of common stock at an exercise price of $36 1/16. Because participation in the Director Option Plan is dependent on the future composition of the board of directors, the benefits or amounts that will otherwise be received by any participant or group of participants if this amendment to the Director Option Plan is approved are not currently determinable.

     The following is a summary description of the Director Option Plan, which was originally approved by the stockholders of the Company on February 7, 1997.

DESCRIPTION OF THE DIRECTOR OPTION PLAN

     The Director Option Plan, as amended, provides for automatic grants of non-qualified stock options to eligible non-employee directors. Under the plan, each non-employee director is granted an option to purchase 45,000 shares of common stock when he or she is first elected to the board. Each non-employee director is granted an additional option to purchase 45,000 shares of common stock each time such director is reelected to the board. Prior to April 1, 2000, the initial option grant for a non-employee director under the Director Option Plan was for 35,000 shares of common stock and each additional option granted to the director upon reelection to the board was for 35,000 shares of common stock.

     Options granted under the plan before December 15, 1998 vest over three years, subject to acceleration in the event of a change of control of Proxicom. Options granted after December 15, 1998 vest on the date of grant. No option granted under this plan is exercisable after the tenth anniversary of the option's date of grant. The option price for options granted under the plan is equal to the fair market value of the common stock on the date of grant (as determined by the market closing price on the trading day prior to the date of grant).

     In general, participants in the Director Option Plan may pay the option price when exercising their options under the plan by paying cash, by certified check, through the tender to Proxicom of shares of common stock, or through a broker-assisted cashless exercise. Stock options granted under the Director Option Plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution; provided, however, that Proxicom may permit transfers to immediate family members in limited circumstances to facilitate estate planning.

     The board of directors may terminate or amend the Director Option Plan at any time and for any reason. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Director Option Plan to reflect common stock dividends, stock splits and other similar events.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option under the Director Option Plan will not be a taxable event for the optionee or Proxicom. Upon exercising an option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

APPROVAL OF PROPOSAL 3

     Approval of the amendment to the Company's 1997 Stock Option Plan for Non-Employee Directors will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF PROXICOM VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                  (PROPOSAL 4)

     PricewaterhouseCoopers LLP has acted as Proxicom's independent accountants for the Company's 1999 fiscal year and has been appointed by the board of directors to act as the Company's independent accountants for the Company's 2000 fiscal year, subject to ratification by stockholders at the annual meeting. Representatives of PricewaterhouseCoopers will be present at the annual meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the appointment of PricewaterhouseCoopers to audit the books and accounts of the Company for the fiscal year ending December 31, 2000.

APPROVAL OF PROPOSAL 4

     The affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the Company's 2000 fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF PROXICOM VOTE "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Proxicom. The reporting persons are required by rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of Section 16 reports furnished to the Company for fiscal 1999 and certain of the Company's internal records, or upon written representations that no other reports were required, the Company believes that during the year ended December 31, 1999, except as described below, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent beneficial owners were satisfied.

     Mr. Clark and Ms. Wagner each filed one late Form 4, Mr. Morino filed one amended Form 4, and each of Messrs. Capuano, Clark and Morino filed a Form 5 to report transactions that had not been reported previously on a Form 4. Each of these Section 16 reports related to one transaction which had not been reported previously. Michael Pusateri, Senior Vice President of Sales and Marketing, filed a late Form 3.

              STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2001

     Any proposal or proposals by a stockholder intended to be included in the Company's proxy statement and form of proxy relating to the 2001 annual meeting of stockholders must be received by the Company no later than December 27, 2000 pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2001 annual meeting of stockholders any stockholder proposal which may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

     Pursuant to the Company's bylaws, all other stockholder proposals to be presented at the 2001 annual meeting of stockholders must be submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not earlier than February 15, 2001 and not later than March 17, 2001; provided, however, that in the event that the date of the 2001 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2000 annual meeting, the stockholder must so deliver the notice not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The stockholder's notice with respect to such proposal must comply with the requirements set forth in the Company's bylaws.

                                 OTHER MATTERS

     The board of directors does not intend to present to the annual meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

                                          By Order of the Board of Directors

                                          /s/ RAUL J. FERNANDEZ
                                          Raul J. Fernandez
                                          Chairman of the Board of Directors

Dated: April 26, 2000

                                                                       EXHIBIT A

                                 PROXICOM, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     Proxicom, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of the 1996 Stock Option Plan (the "Plan") as follows:

1.  PURPOSE

     Under the Plan, Awards may be granted to Eligible Employees and Eligible Nonemployees to purchase shares of the Company's capital stock. The Plan is designed to enable the Company to attract, retain and motivate its Employees, consultants and others by providing for or increasing the proprietary interests of such persons in the Company.

2.  DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Agreements), the following definitions shall apply:

     2.1. "Affiliate" means the Company and any company or other trade or business that is controlled by or under common control with the Company, determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder, or is an affiliate of the Company within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2. "Agreement" means the Stock Option Agreement under which the Grantee accepts the Award terms and conditions and receives an Award pursuant to the Plan.

     2.3. "Annual Incentive Award" means a conditional right granted to a Grantee under Section 30 hereof to receive a cash payment, Common Stock or other Award after the end of a specified fiscal year (or such other period as determined by the Committee).

     2.4. "Award" means individually, collectively or in tandem, an incentive award granted under the Plan, whether in the form of Options, SARs, Restricted Stock Awards, or performance shares, or such other form and subject to such terms as the Committee may determine.

     2.5. "Award Price" means the purchase price for each share of Common Stock subject to an Award.

     2.6. "Board" means the Board of Directors of the Company.

     2.7. "Code" means the Internal Revenue Code of 1986, as amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

     2.8. "Committee" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board who satisfy the definition under Rule 16b-3 of the Exchange Act for "nonemployee director".

     2.9. "Common Stock" means common stock, par value $.01, issued by the Company.

     2.10. "Company" means Proxicom, Inc., a Delaware corporation, any Affiliates and any other entity as determined by the Committee.

     2.11 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.12. "Effective Date" means August 26, 1996, the date of adoption of the Plan by the Board.

     2.13. "Eligible Employee" means any Employee of the Company who the Committee selects to receive an Award.

     2.14. "Eligible Nonemployee" means any former Employee, consultant or advisor to the Company who the Committee selects to receive an Award.

     2.15. "Employee" means, for the purposes of the Plan, an individual who is an employee of the Company.

     2.16. "Employer" means the Company.

     2.17. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

     2.18. "Fair Market Value" means the value of each share of Common Stock subject to the Plan determined as follows: (a) if on the Grant Date or other determination date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day); or (b) if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board or Committee in good faith.

     2.19. "Grant Date" means for a particular Award (i) the date as of which the Committee approves the Award or (ii) any other date specified by the Committee, if any.

     2.20. "Grantee" means an individual to whom one or more Awards have been granted.

     2.21. "Incentive Stock Option" or "ISO" means an incentive stock option within the meaning of section 422 of the Code. Any Option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

     2.22. "Nonqualified Stock Option" means any Option that does not qualify under section 422 of the Code.

     2.23. "Option" means an option granted by the Company to purchase Common Stock pursuant to the provisions of the Plan, including ISOs, Nonqualified Stock Options and Reload Options.

     2.24. "Option Period" means the period during which Options may be exercised as defined in section 13.

     2.25. "Option Term" means the period defined under section 13 herein.

     2.26. "Performance Award" means a conditional right granted to a Grantee under Section 30 hereof to receive cash payments, Common Stock or other Awards during a designated time period of up to 10 years.

     2.27. "Plan" means the Proxicom, Inc. 1996 Stock Option Plan, as amended.

     2.28. "Publicly Traded" means that time when the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market.

     2.29. "Reload Option" means the right to receive a further Option for a number of shares of Common Stock surrendered by the Grantee upon exercise of the original Option.

     2.30. "Restricted Period" means the period of time from the date of grant of Restricted Stock until the lapse of restrictions attached thereto under the terms of the Agreement granting such Restricted Stock, pursuant to the provisions of the Plan or by action of the Committee.

     2.31. "Restricted Stock" shall mean an Award granted by the Committee entitling the Grantee to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Common Stock which are subject to restrictions in accordance with the provisions hereof.

     2.32. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

     2.33. "Stock Appreciation Right" or "SAR" means a grant entitling the Grantee to receive an amount in cash or shares of Common Stock or a combination thereof having a value equal to (or if the Committee shall so determine at the time of a grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant (or over the Award Price, if the SAR was granted in tandem with an Option), multiplied by the number of shares with respect to which the SAR shall have been exercised, with the Committee having sole discretion to determine the form or forms of payment at the time of grant of the SAR.

     2.34. "Stock Awards" means any Award which is in the form of Restricted Stock and any outright grants of Common Stock approved by the Committee pursuant to the Plan.

     2.35. "Stockholder" means a holder of record of at least one share of the voting stock of the Company.

     2.36. "Termination of Employment" means that event when a person is no longer employed by the Company or any Affiliate as an employee, advisor, consultant or otherwise. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan; (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan; and (c) when a change in a nonemployee's association with the Company constitutes a termination of employment for purposes of the Plan. Such determinations of the Committee shall be final, binding and conclusive.

3.  ADMINISTRATION

  3.1 Administration of the Plan

     Prior to the time that the securities of the Company become Publicly Traded, the Plan shall be administered by the Board (unless and until the Board appoints the Committee and the members thereof to administer the Plan), in which case the term "Committee" when used herein with respect to the administration of the Plan shall be deemed to mean the Board. After the securities of the Company become Publicly Traded, the Plan shall be administered by the Committee.

  3.2 Scope of Authority

     The Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award granted or Agreement entered into hereunder, and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award or Agreement entered into hereunder. Actions of the Committee shall be taken by the vote of a majority of its members; provided, however, that the Plan shall be administered so that Awards granted under the Plan will qualify for the benefits provided by Rule 16b-3 (or any successor rule) under the Exchange Act and section 162(m) of the Code, and the regulations thereunder to the extent the

Committee intends such grant to quality under section 162(m). The interpretation and construction by the Committee of any provision of the Plan or of any Award granted or Agreement entered into hereunder shall be final and conclusive.

  3.3 No Liability

     No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Agreement entered into hereunder.

4.  AWARDS; COMMON STOCK

  4.1 Awards

     Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights, and performance shares, all as more fully set forth herein. No Incentive Stock Option may be granted to a person who is not an employee of the Company on the date of grant. Unless otherwise specified in a particular grant, Awards granted under the Plan are intended to qualify as performance-based compensation for the purposes of section 162(m) of the Code. Notwithstanding the foregoing, Awards granted under the Plan may also be Deferred Stock Awards as more fully described in Section 29.

  4.2 Common Stock

     The stock that may be issued pursuant to Awards granted under the Plan shall be Common Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed in the aggregate 28,000,000 shares of Common Stock, which number of shares is subject to adjustment and increase. If any Award expires, terminates or is terminated for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Award shall be available for future Awards granted under the Plan. When the exercise price for an Award under this Plan is paid with previously outstanding shares or with shares as to which the Award is being exercised, as permitted in section 13, only the number of shares of stock issued net of the shares of stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Shares of stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution as a result of the Company or an Affiliate acquiring another entity (or an interest in another entity).

  4.3 Individual Limits

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Common Stock subject to Options that can be awarded in any one calendar year under the Plan to any person eligible for an Award under Section 5 hereof is two million (2,000,000). The maximum number of shares that can be awarded under the Plan, other than pursuant to an Option, to any person eligible for an Award is two million (2,000,000) per calendar year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.

5.  ELIGIBILITY

     Awards may be granted under the Plan to all current and former officers and executive, administrative, technical or professional employees of the Company; to current and former consultants of the Company; and to any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee. An individual may hold more than one Award, subject to such restrictions as are provided herein.

6.  EFFECTIVE DATE AND PLAN TERM

  6.1 Effective Date

     The Plan is effective as of August 26, 1996, the date of adoption by the Board, subject to Stockholders' approval of the Plan within one year of such Effective Date by a majority of the votes cast at a duly held meeting of the Stockholders of the Company at which a quorum representing a majority of all outstanding Common Stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company and in a manner that satisfies the requirements of section 162(m) of the Code; provided, however, that upon approval of the Plan by the Stockholders of the Company, all Awards granted under the Plan on or after the Effective Date shall be fully effective as if the Stockholders of the Company had approved the Plan on the Effective Date. If the Stockholders fail to approve the Plan within one year of such Effective Date, any Awards granted hereunder shall be null, void and of no effect.

  6.2 Term

     The Plan shall terminate on the date ten (10) years after the Effective
Date.

7.  GRANT OF AWARDS

  7.1 Awards

     The Committee shall determine the type or types of Awards to be made to each Grantee. Awards may be granted singly, in combination or in tandem subject to restrictions set forth herein. Without limiting the foregoing, the Committee may at any time amend the terms of outstanding Awards or issue new Awards in exchange for the surrender and cancellation of outstanding Awards. The date on which the Committee approves the Award shall be considered the date on which such Award is granted, unless the Committee approves a separate grant date. The terms and conditions of the Awards granted under this section shall be determined from time to time by the Committee, as set forth in the Agreement, and the conditions herein.

  7.2 Nonqualified Options

     The Award Price for each share of Common Stock issuable pursuant a Nonqualified Stock Option shall be set by the Committee, but may not be less than par value.

  7.3 Incentive Stock Options

     The Award Price for each share of Common Stock issuable pursuant to an Incentive Stock Option may not be less than the Fair Market Value on the Grant Date.

  7.4 Incentive Stock Options -- Special Rules

     Options granted in the form of ISOs shall be subject to the following provisions:

          (a) Grant. No Incentive Option shall be granted pursuant to this plan more than ten (10) years after the Effective Date.

          (b) Annual Limit. An Option shall constitute an ISO only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any calendar year under the Plan and all other plans of the Grantee's employer Company and its parent and Affiliates does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

          (c) 10% Stockholder. If any Grantee to whom an ISO is to be granted pursuant to the provisions of the Plan is, on the date of grant, an individual described in section 422(b)(6) of the Code, then the following special provisions shall be applicable to the Option granted to such individual:

             (i) the Award Price of shares subject to such ISO shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

             (ii) the Option shall not have a term in excess of five (5) years from the date of grant.

  7.5 Changes in Law

     The Committee may establish rules with respect to, and may grant to Eligible Employees and Eligible Nonemployees, Options to comply with any amendment to the Code made after the Effective Date.

  7.6 Reload Options

     Without in any way limiting the authority of the Committee to make Awards hereunder, the Committee shall have the authority to grant Reload Options. Any such Reload Option shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the above, (i) the Committee shall have the right, in its sole discretion, to withdraw a Reload Option to the extent that the grant thereof will result in any adverse accounting consequences to the Company and (ii) no additional Reload Options shall be granted upon the exercise of a Reload Option.

8.  AGREEMENTS

     All Awards granted pursuant to the Plan shall be evidenced by written Agreements in such form or forms as the Committee shall from time to time determine. Agreements covering Awards need not contain similar provisions; provided, however, that all such Agreements shall comply with the terms of the Plan and all applicable laws and regulations. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

9.  STOCK APPRECIATION RIGHTS

     The Committee shall have the authority to grant SARs to Eligible Employees and Eligible Nonemployees either alone or in connection with an Option. SARs granted in connection with an Option shall be granted either at the time of grant of the Option or by amendment to the Option. SARs granted in connection with an Option shall be subject to the same terms and conditions as the related Option and shall be exercisable only at such times and to such extent as the related Option is exercisable. An SAR granted in connection with an Option may be exercised only when the Fair Market Value of the Common Stock of the Company exceeds the Award Price of the related Option. An SAR granted in connection with an Option shall entitle the Grantee to surrender to the Company unexercised the related Option, or any portion thereof and to receive from the Company cash and/or shares of Common Stock equal to that number of shares of Common Stock having an aggregate value equal to the excess of (i) the Fair Market Value of one share of Common Stock on the day of the surrender of such Option over (ii) the Award Price per share of Common Stock multiplied by (iii) the number of shares of Common Stock that may be exercised under the Option, or surrendered; provided, however, that no fractional shares shall be issued. An SAR granted singly shall entitle the Grantee to receive the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Fair Market Value of a share of Common Stock on the date of grant of the SAR, multiplied by (iii) the number of SARs exercised. Payment of any fractional shares of Common Stock shall be made in cash.

10.  RESTRICTED STOCK

     The Committee may in its sole discretion grant Restricted Stock to Eligible Employees and Eligible Nonemployees, subject to the following provisions. At the time a grant of Restricted Stock is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock. Each grant of Restricted Stock may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant of Restricted Stock is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock. Such performance objectives shall be established in writing by the Committee prior to the ninetieth day of the year in which the grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on the following business criteria: Common Stock price, market share, sales, earnings per share, return on equity, or costs.

     Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock. Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock.

  10.1 Restrictions

     A Common Stock certificate representing the number of shares of Restricted Stock granted shall be held in custody by the Company for the Grantee's account. The Grantee shall have all rights and privileges of a Stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote such shares, except that subject to the provisions below, the following restrictions shall apply: (i) The Grantee shall not be entitled to delivery of the certificate until the expiration of the Restricted Period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period; (iii) the Grantee shall, if requested by the Company, execute and deliver to the Company, a Common Stock power endorsed in blank. If a Grantee ceases to be an Employee of the Company prior to the expiration of the Restricted Period applicable to such shares, shares of Restricted Stock still subject to restrictions shall be forfeited unless otherwise determined by the Committee, and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company.

  10.2 Delivery of Restricted Shares

     At the end of the Restricted Period, a Common Stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered (less any amount in satisfaction of any withholding obligation), free of all such restrictions, except applicable securities laws, to the Grantee. The Company shall not be required to deliver any fractional shares of Common Stock but shall pay, in lieu thereof, the Fair Market Value (as of the date the restrictions lapse) of such fractional share to the Grantee. Notwithstanding the foregoing, the Committee may authorize the delivery of the Restricted Stock to a Grantee during the Restricted Period, in which event any Common Stock certificates in respect of any shares of Restricted Stock thus delivered to a Grantee during the Restricted Period applicable to such shares shall bear an appropriate legend referring to the terms and conditions, including the restrictions, applicable thereto.

11.  PERFORMANCE SHARES

     The Committee may in its sole discretion grant performance share awards to such individuals and under such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Such an award shall entitle a Grantee to acquire shares of Common Stock of the Company, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met.

Performance shares may be awarded independently of or in connection with any other Award under the Plan. The Grantee of a performance share award will have the rights of a shareholder only as to shares for which a certificate has been issued pursuant to the award and not with respect to any other shares subject to the award. Except as otherwise may be provided by the Committee at any time prior to termination of employment, the rights of a Grantee of a performance share award shall automatically terminate upon the Grantee's Termination of Employment for any reason.

12.  AWARD PRICE

     The purchase price of each share of Common Stock subject to an Award shall be fixed by the Committee and stated in each Agreement.

13.  TERM, VESTING AND EXERCISE OF AWARDS

  13.1 Term

     Each Award granted under the Plan shall terminate and all rights to purchase Common Stock thereunder shall cease upon the expiration of ten (10) years from the Grant Date, as otherwise provided herein, or on such date prior thereto as may be fixed by the Committee and stated in the Agreement relating to such Award; provided, however, that in the event the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to Common Stock ownership of more than 10 percent), an Option granted to such Grantee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the Grant Date (collectively, the "Option Term").

  13.2 Vesting

     Effective January 26, 2000, unless otherwise expressly provided in an Agreement and approved by the Committee the initial grant of Options hereunder to Employees shall become vested and exercisable at the following schedule if the Grantee is an Employee on the relevant anniversary date and has not experienced a Termination of Employment prior to such anniversary date: one fourth ( 1/4) of the total number of shares optioned shall become vested and exercisable on the first anniversary of the Grant Date; an additional one sixteenth ( 1/16) of the total shares optioned shall become vested and exercisable at the end of each three month period thereafter until 100% of the total number of shares optioned are vested and exercisable on and after the fourth anniversary of the Grant Date.

     Unless otherwise expressly provided in an Agreement and approved by the Committee, subsequent grants of Options hereunder to Employees shall become vested and exercisable at the schedule indicated below if the Grantee is an Employee on the relevant vesting date and has not experienced a Termination of Employment prior to such vesting date:

          (a) if the Grantee has been employed by the Company for at least one year at the end of the first three month period following the Grant Date, one sixteenth ( 1/16) of the total number of shares optioned shall become vested and exercisable at the end of the first three month period, and an additional one sixteenth ( 1/16) of the shares optioned shall become vested and exercisable at the end of each three month period thereafter until 100% of the total number of shares optioned are vested and exercisable on and after the fourth anniversary of the Grant Date; or

          (b) if the Grantee has not been employed by the Company for at least one year at the end of the first three month period following the Grant Date, at the end of the next three month period following the Grant Date that occurs after the Grantee has been employed by the Company for at least one year, the portion of the total number of shares optioned that is equal to the product of one sixteenth
              ( 1/16) and the number of whole three month periods that have elapsed since the Grant Date shall become vested and exercisable. An additional one sixteenth ( 1/16) of the total shares optioned shall become vested and exercisable at the end of each three month period thereafter until 100% of the total number of shares optioned are vested and exercisable on and after the fourth anniversary of the Grant Date.

     All Awards that do not vest are forfeited.

  13.3 Exercise by Grantee

     Only the Grantee receiving an Award (or, in the event of the Grantee's legal incapacity or incompetency, the Grantee's guardian or legal representative, and in the case of the Grantee's death, the Grantee's estate) may exercise the Award.

  13.4 Limitations on Exercise and Sale; Forfeiture

     The Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide in an Agreement that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine (and as set forth in the Agreement relating to such Option). Any such limitation on the exercise of an Option contained in any Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. The Committee may also include such other terms and conditions as it deems effect the purpose of the Plan and are in the best interest of the Company.

  13.5 Method of Exercise

     (a) Payment. An Award that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Committee (or such other person identified in an Agreement), of written notice of exercise, which notice shall specify the number of shares for which the Award is being exercised, and shall be accompanied by payment in full of the Award Price of the shares of Common Stock for which the Award is being exercised. Payment of the Award Price for the shares of Common Stock purchased pursuant to the exercise of an Award shall be made, as determined by the Committee and set forth in the Agreement pertaining to an Award, (i) in cash or by certified check payable to the order of the Company;
(ii) to the extent the Company is not prohibited from purchasing or acquiring shares of Common Stock, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Award Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in sections 13.5(a)(i) and (ii) hereof, or such other method permitted by the Committee; provided, however, that the Committee may in its discretion at any time impose such limitations or prohibitions on the use of shares of Common Stock to exercise Awards as it deems appropriate. If and while payment with Common Stock is permitted for the exercise of an Award granted under this Plan in accordance with the foregoing provision, the instrument evidencing the Award may also provide that, in lieu of using previously outstanding shares therefore, the Grantee may pay the Award Price by directing the Company to retain so many of the underlying shares as have a market value on the date of exercise equal to the Award Price, and any such exercise will cause the surrender and cancellation of the Award to the extent of the shares so retained by the Company. As soon as practical after receipt of the foregoing written notice of exercise, full payment of the Award Price, and full payment of all amounts due to satisfy any applicable tax withholding requirements (which the Grantee shall be required to pay in cash, rather than by application of shares of Common Stock otherwise deliverable upon exercise of the Award), the Company shall deliver to the Grantee, in the Grantee's name, a certificate evidencing the number of shares of Common Stock purchased upon exercise of the Award. An attempt to exercise any Award granted hereunder other than as set forth above shall be invalid and of no force and effect.

     An Agreement may provide that on and after the date shares of Common Stock are publicly traded on an established securities market, payment in full of the Award Price need not accompany the written notice of exercise provided the notice directs that the Common Stock certificate or certificates for the shares for which the Award is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Award and, at the time such Common Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Award Price.

     (b) Rights. Except as provided in section 10.1, an individual holding or exercising an Award shall have none of the rights of a Stockholder until the shares of Common Stock covered thereby are fully paid and issued to such individual and, except as provided in section 21 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

  13.6 Financial Assistance

     The Company is vested with authority under this Plan to assist any Employee to whom an Award is granted hereunder in the payment of the Award Price payable on exercise of the Award, by lending part or all of the amount of such Award Price to such Employee on such terms and at such rates of interest and upon such security (or no security) as shall have been authorized by or under authority of the Committee. The Company is under no obligation to provide such assistance, however.

14.  TRANSFERABILITY OF AWARDS; COMPANY'S RIGHT OF FIRST PURCHASE

  14.1 Transferability

     Unless otherwise expressly provided in an Agreement, no Award granted under the Plan may be sold, transferred, pledged, assigned, hypothecated or otherwise alienated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined under the Code or the Employee Retirement Income Security Act, as amended, or the rules thereunder. The designation of a beneficiary with respect to an Award shall not constitute a transfer for purposes of this section.

  14.2 Right of First Purchase

     While and so long as the securities of the Company have not been Publicly Traded for at least ninety (90) days, any Common Stock issued on exercise of any Award granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (a) such Common Stock may not be transferred during the Grantee's lifetime to any person other than the Grantee's spouse, brothers/sisters, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse ("Immediate Family"); a partnership whose members are the Grantee and/or members of the Grantee's Immediate Family; or a trust for the benefit of the Grantee and/or members of the Grantee's Immediate Family, unless such transfer occurs within fifteen (15) days following the expiration of thirty (30) days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase the Common Stock at its Fair Market Value in cash, and such offer was not accepted within thirty (30) days after the Company's receipt of that notice; and (b) upon the Grantee's death, the Company shall have the right to purchase all or some of such Common Stock at its Fair Market Value within nine (9) months after the date of death. This right of first purchase shall continue to apply to any such Common Stock after the transfer during the Grantee's lifetime of that Common Stock to a member of the Grantee's Immediate Family or to a family partnership or trust as aforesaid, and after any transfer of that Stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that Common Stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the Grantee's death. The Company may assign all or any portion of its right of first purchase to any one or more of its Stockholders, or to a pension, retirement or savings plan for Employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing Common Stock subject to this right of first purchase shall be appropriately legended to reflect that right.

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

15.  TERMINATION OF EMPLOYMENT

     In the case of Termination of Employment, unless otherwise provided in an Agreement and other than upon death or Disability (as hereafter defined), Awards otherwise exercisable on the date of the Termination of Employment will remain exercisable for a period of three (3) months. If, on the date of the Termination of Employment, the Grantee is not entitled to exercise the Grantee's entire Award, the Common Stock covered by the unexercisable portion of the Award shall revert to the Plan. If, after Termination of Employment, the Grantee does not exercise the Award within the time prescribed, the Award shall terminate and the Common Stock covered by such Award shall revert to the Plan. For purposes of the Plan, a Termination of Employment with the Company or an Affiliate shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any Affiliate.

16.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

  16.1 Death

     If a Grantee dies while employed by the Company or an Affiliate, the executors, administrators, legatees or distributees of such Grantee's estate shall have the right (subject to the general limitations on exercise set forth in section 13 hereof), at any time within one (1) year (unless otherwise provided in an Agreement) after the date of such Grantee's death and prior to the end of the Award Term, to exercise any Award held by such Grantee at the date of such Grantee's death, to the extent such Award was otherwise exercisable immediately prior to such Grantee's death.

  16.2  Disability

     If a Grantee experiences a Termination of Employment with the Company or an Affiliate by reason of a "permanent and total disability" within the meaning of
Section 22(e)(3) of the Code ("Disability") of such Grantee, then such Grantee shall have the right (subject to the general limitations on exercise set forth in section 13 hereof), at any time within one (1) year (unless otherwise provided in an Agreement) after such Termination of Employment and prior to the expiration of the Award Term, to exercise, in whole or in part, any Award held by such Grantee at the date of such Termination of Employment, to the extent such Award was exercisable immediately prior to such Termination of Employment.

17.  USE OF PROCEEDS

     The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

18.  SECURITIES LAWS

     The Company shall not be required to sell or issue any Award or shares of Common Stock under any Award if the sale or issuance of such Award or shares would constitute a violation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Award upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically in connection with the Securities Act, upon exercise of any Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to the Company that the Grantee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final and conclusive. The Company may, but shall in no event be obligated, to register any securities covered hereby pursuant to the

Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Award shall not be exercisable unless and until the shares of Common Stock covered by such Award are registered or are subject to an available exemption from registration, the exercise of such Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

19.  EXCHANGE ACT: RULE 16B-3

  19.1 General

     The Plan is intended to comply with Rule 16b-3 (and any successor thereto) ("Rule 16b-3") under the Exchange Act. Any provision or action inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee, be inoperative and void.

  19.2 Restriction on Transfer of Common Stock

     Unless otherwise permitted under an exemption under Rule 16b-3, no officer or other "insider" of the Company subject to section 16 of the Exchange Act shall be permitted to sell Common Stock (which such "insider" had received upon exercise of an Award) during the six months immediately following the grant of such Award.

20.  AMENDMENT AND TERMINATION

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan or an Agreement governing any Award that has not vested. Except as permitted under this Plan, no amendment, suspension or termination of the Plan or an Agreement shall, without the consent of the Grantee, alter or impair rights or obligations under any vested Award.

21.  EFFECT OF CHANGES IN CAPITALIZATION

  21.1 Changes in Common Stock

     If the shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, reverse split, combination of interest, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the Plan and in the number, kind and per share exercise price of shares of Common stock subject to unexercised Awards, or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Award, the Grantee thereafter shall have the right to purchase the number of shares of Common Stock under such Award at the per share price, as so adjusted, which the Grantee could purchase at the total purchase price applicable to the Award immediately prior to such adjustment.

  21.2 Reorganization with Company Surviving

     Subject to section 20, if the Company shall be the surviving entity in any reorganization, merger, consolidation or the like of the Company with one or more other entities, any Award theretofore granted pursuant to the Plan shall apply to the securities resulting immediately following such reorganization, merger, consolidation or the like, with a corresponding proportionate adjustment of the number of shares and Award Price per share so that the aggregate number of shares and Award Price thereafter shall be the same as the aggregate share number and Award Price immediately prior to such reorganization, merger, consolidation or the like.

  21.3 Other Reorganizations; Sale of Assets or Common Stock

     Unless otherwise provided in an Agreement, upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of Common Stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning fifty (50) percent or more of the combined voting power of all classes of Common Stock of the Company, the Plan and all Awards outstanding hereunder shall terminate on the date of such transaction, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Awards theretofore granted, or for the substitution for such Awards of new awards covering the Common Stock of a successor entity, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Grantee shall have the right (subject to the general limitations on exercise set forth in section 13 hereof and except as otherwise specifically provided in the Agreement relating to such Award), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Award in whole or in part, to the extent such Award was otherwise exercisable at the time such termination occurs. The Committee shall send written notice of an event that will result in such a termination to all Grantees not later than the time at which the Company gives notice thereof to its stockholders. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for the acceleration of the vesting of any Award in the case of a merger, a significant sale of the common stock or assets of the Company (as determined by the Committee).

  21.4 Adjustments

     Adjustments under this Section 21 relating to Common Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

  21.5 No Limitations on Company

     The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

22.  WITHHOLDING

     The Company or an Affiliate may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Grantee realizes income in connection with the exercise of an Award. The Company or a Affiliate may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Grantee, and upon demand the Grantee will promptly pay to the Company or a Affiliate having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents. The Company may also withhold shares or amounts payable to a Grantee pursuant to court order.

23.  DISCLAIMER OF RIGHTS

     The existence of this Plan does not, and no provision in the Plan or in any Award granted or Agreement entered into pursuant to the Plan shall be construed to, create an employment contract; confer upon any individual the right to receive an Award; permit a Grantee to remain in the employ of the Company or alter a Grantee's status as an at-will employee; or allow the Grantee to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

24.  NONEXCLUSIVITY

     Neither the adoption of the Plan nor the submission of the Plan to the Stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Common Stock options otherwise than under the Plan.

25.  GOVERNING LAW

     This Plan and all Agreements shall be executed and performed under, and all Awards to be granted hereunder shall be provided under and governed by, the laws of the Commonwealth of Virginia (but not including the choice of law rules thereof). Any disputes concerning the Plan or an Agreement shall be brought before the federal or state courts of the Commonwealth of Virginia.

26.  BINDING EFFECT

     Subject to all restrictions provided in this Plan and all applicable laws, this Plan and all Agreements hereunder shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

27.  DISMISSAL FOR CAUSE

     Notwithstanding any other provision in this Plan or an Agreement, in the event that a Grantee's employment is terminated by reason of a Dismissal for Cause, the Award shall expire on the day immediately preceding the date of the Termination of Employment. "Dismissal for Cause" means Termination of Employment for: (a) theft or embezzlement of property of the Company; (b) fraud or other wrongdoing against the Company; (c) a conviction of a crime of moral turpitude;
(d) receipt of consideration or acceptance of benefits from, or the participation in business activities with, persons doing business with the Company in violation of the business ethics of the Company; (e) malicious destruction of property of the Company; (f) improper disclosure of confidential information of the Company; (g) actively engaging in or working for a business in competition with the Company while employed by the Company; or (h) such other reason that has a material adverse effect on the Company. The Committee shall have the sole discretion to determine whether a Termination of Employment has occurred by reason of Dismissal for Cause.

28.  MISCELLANEOUS REQUIREMENTS

  28.1 Other Award Provisions

     Awards granted under the Plan shall contain such other terms and provisions that are not inconsistent with this Plan as the Committee may authorize in its discretion, providing for (a) special vesting schedules governing the exercisability of an Award; (b) provisions for acceleration of such vesting schedules in certain events; (c) arrangements whereby the Company may fulfill any tax obligations for Employees in connection with an Award; (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Award, whether required by this Plan or applicable securities laws or imposed for other reasons; and (e) provisions regarding the termination or survival of any such Award upon the Grantee's death, retirement or other termination of employment and the extent, if any, to which any such Award may be exercised after such event. Any dispute concerning an Award must be brought in the federal or state courts of Virginia. In interpreting any inconsistencies, gaps or discrepancies between or among any documents, the Plan shall control over an Agreement (unless there is an express specific exception in an Agreement to the Plan), and an Agreement shall control over any letter or other notice or document describing a grant of an Award.

  28.2 Consents

     If the Committee shall at any time determine that any Consent (as hereafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder ("Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. "Consent" with respect to any Plan Action means
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (c) any and all other consents, clearances and approvals in respect of a Plan Action.

  28.3 Notice

     Any notice required to be given to the Company hereunder shall be in writing and shall be addressed to Corporate Secretary, Proxicom, Inc. 11600 Sunrise Valley Drive, Reston, Virginia 20191, or at such other address the Company may hereafter designate to the Grantee. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth beneath his/her signature hereto, or as such other address as the Grantee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered mail or certified mail to the party entitled to receive it.

  28.4 Notice of Section 83(b) Election and Disqualifying Disposition

     If any Grantee shall, in connection with the acquisition of Common Stock make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company within ten (10) days of filing the notice of election with the Internal Revenue Service. Further, Grantee must notify the Company of any disposition of any Common Stock issued pursuant to the exercise of such Award under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

29.  DEFERRED STOCK AWARDS

  29.1 Nature of Deferred Stock Awards.

     The Committee shall have the authority to grant Deferred Stock Awards to employees of ad hoc Interactive, Inc., a subsidiary of the Company, or to such Eligible Employees or Eligible Nonemployees as it deems appropriate. A Deferred Stock Award is an Award of phantom Common Stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Common Stock.

  29.2 Rights as a Stockholder.

     During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Common Stock units underlying the Grantee's Deferred Stock Award, subject to such terms and conditions as the Board may determine. For the purpose of this Section 29.2, Dividend Equivalent Right means a right, granted to a Grantee hereof, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments.

  29.3 Restrictions.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

30.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS

  30.1 Performance Awards Granted to Designated Covered Employees

     If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance objectives relating to the business criteria set forth in Section 10 and other terms set forth in this Section 30.1.

          (i)Performance Objectives Generally. The performance objectives for such Performance Awards shall consist of one or more business criteria set forth in Section 10 and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 30.1. Performance objectives shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance objectives being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance objectives may differ for Performance Awards granted to any one Grantee or to different Grantees.

         (ii)Performance Period; Timing For Establishing Performance Objectives. Achievement of performance objectives in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance objectives shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

        (iii)Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance objective or goals based on one or more of the business criteria set forth in Section 10 hereof during the given performance period, as specified by the Committee in accordance with Section 30.1(ii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

         (iv)Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

  30.2 Annual Incentive Awards Granted to Designated Covered Employees.

     If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance objectives based on the business criteria set forth in Section 10 and other terms set forth in this Section 30.1.

          (i)Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance objective or goals based on one or more of the business criteria set forth in
             Section 10 hereof during the given performance period, as specified by the Committee in accordance with Section 30.2(ii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

         (ii)Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the eligible persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
             Section 30.2(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance objective or goals based on one or more of the business criteria set forth in
             Section 10 hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in Section 4.3 hereof.

        (iii)Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

  30.3 Written Determinations.

     All determinations by the Committee as to the establishment of performance objectives, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance objectives relating to Performance Awards under Section 30.1, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 30.2, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

  30.4 Status of Section 30.1. and Section 30.2 Awards Under Code Section 162(m)

     It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 30.1 and Section 30.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 30.1 and Section 30.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                              Appendix A to Proxy Statement
                                              Pursuant to Item 10, Instruction 3

                                 PROXICOM, INC.

                             1997 STOCK OPTION PLAN

                                       FOR

                              NONEMPLOYEE DIRECTORS

1.    ESTABLISHMENT, PURPOSE, DURATION

         (a) Establishment of the Plan. Proxicom, Inc. (the "Company") hereby establishes this 1997 Stock Option Plan for Nonemployee Directors (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, subject to the terms set forth herein.

         (b) Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company by linking the personal interests of Nonemployee Directors to those of the Company stockholders and to attract and retain Nonemployee Directors of the highest caliber.

         (c) Duration of the Plan. The Plan shall continue in effect following the Effective Date until all Common Stock subject to options granted under the Plan have been purchased or acquired in accordance with the provisions of the Plan or until the Board of Directors terminates the Plan, as provided herein.

2.    DEFINITIONS

Capitalized terms used and not otherwise defined in the Plan shall have the meanings set forth below:

         (a) "Administrator" shall mean the Secretary, or such individual designated by the Board.

         (b) "Affiliate" means the Company and any company or other trade or business that is controlled by or under common control with the Company, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Company within the meaning of Rule 405 of Regulation C under the Securities Act.

         (c) "Beneficial Owner" has the meaning given such term in Rule 13d-3 under the Exchange Act, as amended from time to time.

         (d) "Board" means the Board of Directors of the Company, as constituted from time to time.

         (e) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         (f) "Committee" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board who satisfy the definition under Rule 16b-3 of the Exchange Act for "nonemployee director".

         (g) "Common Stock" means common stock, par value $.01 per share, issued by the Company.

         (h) "Company" means Proxicom, Inc. a Delaware corporation, and its Affiliates.

         (i) "Director" means any individual who is a member of the Board.

         (j) "Disability" means a permanent and total disability within the meaning of section 22(e)(3) of the Code.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an

Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

         (l) "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is Publicly Traded on an established securities market, the Fair Market Value of the Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or other determination date (or, if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

         (m) "Grant Date" means the date on which an Option grant takes effect.

         (n) "Nonemployee Director" means a director of the Company who is not also an employee of the Company.

         (o) "Nonqualified Stock Option" or "Option" means an option to purchase Common Stock granted in accordance with section 6 herein.

         (p) "Option Agreement" means an agreement between the Company and a Nonemployee Director setting forth the terms and provisions applicable to an Option granted to that Nonemployee Director under the Plan.

         (q) "Option Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

         (r) "Participant" means a Nonemployee Director who holds one or more outstanding Options.

         (s) "Publicly Traded" means that time when the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market.

         (t) "Secretary" shall mean the General Counsel and Secretary of the Company.

         (u) "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

3.    ADMINISTRATION

         (a) Administration. The Plan shall be administered by the Board. The Board shall have all powers vested in it by the terms of the Plan, such powers to include authority to prescribe the form of the agreement embodying awards of stock options made under the Plan and the power to determine the restrictions, if any, on the ability of participants to earn-out and to dispose of any stock issued in connection with the exercise of any Options granted pursuant to the Plan. The Board shall have the full power, discretion and authority to interpret the Plan in a manner consistent with the provisions of the Plan; except that, in no event shall the Board have the power to determine eligibility for participation under the Plan or to determine the number, price, vesting period or timing of Options to be granted under the Plan (all of which determination are automatic under the terms of the Plan). The Board may authorize the Committee and/or the Administrator to execute and deliver all documents to be delivered by the Board pursuant to the Plan. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

         (b) Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan shall be final, conclusive and binding on all Participants and their beneficiaries, the Company, its stockholders and employees.

4.    COMMON STOCK SUBJECT TO THE PLAN

         (a) Number of Shares. Subject to adjustment in accordance with section 4(c), the total number of shares of Common Stock with respect to which Options may be granted under the Plan is 1,200,000. The grant of an Option shall reduce the Common Stock available for grant under the Plan by the number of shares of Common Stock subject to that Option. The Common Stock subject to Options granted under the Plan may be either authorized but unissued Common Stock or Common Stock that has been or may be reacquired by the Company.

         (b) Lapsed Options. If any Option granted under the Plan terminates, expires or lapses for any reason without being exercised, all Common Stock subject to that Option again shall be available for grant under the Plan.

         (c)      Effect of Changes in Capitalization

                  (i) Changes in Common Stock. If the shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, reverse split, combination of interest, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the Plan and in the number, kind and per share exercise price of shares of Common stock subject to unexercised Options, or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Option, the Participant thereafter shall have the right to purchase the number of shares of Common Stock under such Option at the per share price, as so adjusted, which the Participant could purchase at the total purchase price applicable to the Option immediately prior to such adjustment.

                  (ii) Reorganization With Company Surviving. If the Company shall be the surviving entity in any reorganization, merger, consolidation or the like of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall apply to the securities resulting immediately following such reorganization, merger, consolidation or the like, with a corresponding proportionate adjustment of the number of Common Stock and Option Price per share so that the aggregate number of Common Stock and Option Price thereafter shall be the same as the aggregate share number and Option Price immediately prior to such reorganization, merger, consolidation or the like.

                  (iii) Other Reorganizations; Sale of Assets or Common Stock. Unless otherwise provided in an Option Agreement, upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of Common Stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning fifty (50) percent or more of the combined voting power of all classes of Common Stock of the Company, the Plan and all Options outstanding hereunder shall terminate on the date of such transaction, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new Options covering the Common Stock of a successor entity, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kinds of Common Stock and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Participant shall have the right (subject to the general limitations on exercise set forth in section 6 hereof and except as otherwise specifically provided in the Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall designate, to exercise such Option in whole or in part whether or not such Option was otherwise exercisable at the time such termination occurs. The Board shall send written notice of an event that will result in such a termination to all Participants not later than the time at which the Company gives notice thereof to its stockholders.

         (d) Adjustments under this Section related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

5.       ELIGIBILITY AND PARTICIPATION

         (a) Eligibility. Persons eligible to participate in the Plan are limited to persons who are Nonemployee Directors on the date of each grant of Options in accordance with section 6. The adoption of this Plan shall not be deemed to give any Director any right to be granted an option except to the extent, and upon such terms and conditions, as provided in the Plan or as may be determined by the Board.

         (b) Participation. Nonemployee directors shall become Participants upon their receipt of grants of Options in accordance with section 6.

6.    NONQUALIFIED STOCK OPTIONS

         (a) Initial Grant of Options. Each person who is a Nonemployee Director immediately following the establishment of the Plan shall be granted an Option to purchase 45,000 shares of Common Stock at the Fair Market Value. Each person who first becomes a Nonemployee Director after the establishment of the Plan shall be granted an initial Option to purchase 45,000 shares of Common Stock, effective as of the date such person first becomes a Nonemployee Director.

         (b) Subsequent Grants of Options. Each Nonemployee Director who is then serving as a member of the Board as of the adjournment of the third Annual Meeting which occurs after the Nonemployee Director received a grant of an Option pursuant to Section 6(a) or a prior grant of an Option pursuant to this
Section 6(b) shall automatically receive an Option for another 45,000 shares of Common Stock.

         (c) Limitation on Grant of Options. Except for the Options specified in sections 6(a) and (b) herein, no Options shall be granted under the Plan. Options granted under the Plan are not intended to be incentive stock options, as defined in section 422 of the Code.

         (d) Option Agreement. Each Option granted in accordance with section 6(a) and (b) shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of shares of Common Stock subject to the Option, the vesting schedule applicable to the Option, and such other provisions as the Board shall determine. By accepting any Option or other benefit under the Plan, each Participant and each person claiming or through such person shall be conclusively deemed to have indicated his/her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

         (e) Option Price. The Option Price applicable to Common Stock subject to an Option granted in accordance with sections 6(a) and (b) shall be the Fair Market Value of a share of Common Stock on the date the grant of the Option is effective; provided, however that if the Director's commencement of service is as of the closing of the Company's initial public offering of Common Stock, the Fair Market Value shall be the price at which the Common Stock was offered for sale in such initial public offering.

         (f) Duration of the Option. Each Option shall expire on the tenth
(10th) anniversary of the effective date of its grant, unless earlier terminated in accordance with the Plan.

         (g) Vesting. Except as otherwise provided in an Option Agreement, Options granted hereunder shall become vested and exercisable on the following schedule: 33% of the total number of shares optioned on and after the first anniversary of the Grant Date; 66% of the total number of shares optioned on and after the second anniversary of the Grant Date; and 100% of the total number of shares optioned on and after the third anniversary of the Grant Date. Unless earlier terminated pursuant to the provisions of the Plan or this Agreement, the unexercised portion of the Option shall expire and cease to be exercisable at 12:01 a.m. on the tenth anniversary of the Grant Date. All Options that do not vest are forfeited.

         (h) Termination. All nonvested options granted to a person shall automatically be forfeited by such person if such person shall cease to be a Director for reasons other than death and the former Participant shall be entitled to no further right or benefit with respect to the Options. All vested Options held by that former Participant shall remain exercisable until the date those Options expire under the Plan. In the event the Nonemployee Director ceases to be a Director by reason of death, the total number of shares of Common Stock covered by the Option shall thereupon become exercisable. In the event of the death of a Participant, all Options then held by the decedent that are exercisable immediately following the death shall remain exercisable until the first anniversary of the date of death or until the Options expire under the Plan, whichever period is shorter, by the person who has acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

         (i) (i) Payment. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Administrator (or such other person identified in an Agreement), of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares of Common Stock for which the Option is being exercised. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Board and as set forth in the Agreement pertaining to an Option, (x) in cash or by certified check payable to the order of the Company; (y) to the extent the Company is not prohibited from purchasing or acquiring shares of Common Stock, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (z) by a combination of the methods described in (x) and (y) hereof, or such other method permitted by the Board; provided, however, that the Board may in its discretion at any time impose such limitations or prohibitions on the use of shares of Common Stock to exercise Options as it deems appropriate.

         An Agreement may provide that on and after the date shares of Common Stock are Publicly Traded on an established securities market, payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Common Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Common Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price.

                  (ii) Rights. Except as otherwise provided herein, an individual holding or exercising an Option shall have none of the rights of a Stockholder until the shares of Common Stock covered thereby are fully paid and issued to such individual and, except as provided in section 4 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (j) Restrictions on Share Transferability. The Board shall impose such restrictions on any Options and Common Stock acquired upon the exercise of any Options under the Plan as it many deem advisable, including, without limitation, restrictions under applicable federal securities laws, the requirements of the New York Stock Exchange, and any blue sky or state securities laws applicable to the Options and Shares; except that no such restriction shall be imposed if the effect of the restriction would cause the Plan not to comply with the requirements of 16b-3 of the Exchange Act.

         (k) Nontransferability of Options. Except as provided in this section 6(k), during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in this section 6(k), no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution. An Optionee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, (iii) a partnership in which the Optionee is a partner (but only with the consent of the Committee), or (iv) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this section 6(k) or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of section 6(k) hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination in section 6(h) hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in section 6(f). For purposes of the Plan, the term "Immediate Family Member" shall include the spouse, brothers/sisters, parents or other ancestors, and children and other direct descendants of the Optionee.

         (l) Right of First Purchase. While and so long as the securities of the Company have not been Publicly Traded for at least ninety (90) days, any Common Stock issued on exercise of any Option granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (i) such Common Stock may not be transferred during the Participant's lifetime to any person other than an Immediate Family Member; a partnership whose members are the Participant and/or Immediate Family Members; or a trust for the benefit of the Participant and/or Immediate Family Members, unless such transfer occurs within fifteen (15) days following the expiration of thirty (30) days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase the Common Stock at its Fair Market Value in cash, and such offer was not accepted within thirty (30) days after the Company's receipt of that notice; and (ii) upon the Participant's death, the Company shall have the right to purchase all or some of such Common Stock at its Fair Market Value within nine (9) months after the date of death. This right of first purchase shall continue to apply to any such Common Stock after the transfer during the Participant's lifetime of that Common Stock to an Immediate Family Member or to a family partnership or trust as aforesaid, and after any transfer of that Stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that Common Stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the Participant's death. The Company may assign all or any portion of its right of first purchase to any one or more of its Stockholders, or to a pension, retirement or savings plan for employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing Common Stock subject to this right of first purchase shall be appropriately legended to reflect that right.

7.       ADDITONAL RIGHTS IN CERTAIN EVENTS

         (a) Definitions. For the purposes of this section 7, the following terms shall have the following meanings:

                  (i) "Person" shall be used as that terms is used in section 13(d) and 14(d) of the Exchange Act.

                  (ii) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 of the Exchange Act.

                  (iii) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

                  (iv) "Section 7 Event" shall mean, in the discretion of the Committee, the date upon which any of the following events occurs: (y) the Company acquires actual knowledge that any Person other than the Company, an Affiliate or any employee benefit plan sponsored by the Company or an Affiliate has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling the Person to more than 50% of the Voting Power of the Company; and (z) the stockholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to such transaction do not hold, directly or indirectly, immediately following such transaction, a majority of the Voting Power of (I) in the case of a merger or consolidation, the surviving or resulting corporation, (II) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 50% of the consolidated assets of the Company immediately prior to the transaction.

         (b) Acceleration of Exercise. Notwithstanding anything to the contrary in the Plan, in case any Section 7 Event occurs, all outstanding Options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

8.       SECURITIES LAWS

The Company shall not be required to sell or issue any Option or shares of Common Stock under any Option if the sale or issuance of such Option or shares would constitute a violation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to the Company that the Participant may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final and conclusive. The Company may, but shall in no event be obligated, to register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Common Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

9.       ESTABLISHMENT, AMENDMENT, MODIFICATION AND TERMINATION

         (a) Establishment. The Plan shall be effective as of the date of adoption by the Board (the "Effective Date"), subject to stockholders' approval of the Plan within one year of the Effective Date by a majority of the stockholders entitled to vote, either in person or by proxy, or by written consent in accordance with the applicable state law and the Company's Certificate of Incorporation and By-Laws in a manner that satisfies the Exchange Act; provided, however, that upon approval of the Plan by the stockholders, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null and void.

         (b) Amendment and Termination. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Common Stock as to which Options have not been granted. The Company also may retain the right in an Option Agreement to cause a forfeiture of the Option, the Common Stock or gain realized on Common Stock by a Participant for any reason the Company deems to be in its best interest, which reason may include, but not be limited to, the Participant taking actions in "competition with the Company," as defined in the applicable Agreement. Except as permitted hereunder, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, alter or impair rights or obligations under any Option theretofore granted under the Plan.

10.      WITHHOLDING

The Company or an Affiliate may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that a Participant realizes income in connection with the exercise of an Option. The Company or a Affiliate may withhold amounts needed to cover such taxes from payments otherwise due and owing to a Participant, and upon demand the Participant will promptly pay to the Company or a Affiliate having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents. The Company may also withhold shares or amounts payable to a Participant pursuant to court order.

11.      DISCLAIMER OF RIGHTS

The existence of this Plan does not, and no provision in the Plan or in any Option granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to receive an Option or permit a Participant to remain a member of the Board. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

12.      NONEXCLUSIVITY

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

13.      GOVERNING LAW

This Plan and all Agreements shall be executed and performed under, and all Awards to be granted hereunder shall be provided under and governed by, the laws of the state of Delaware (but not including the choice of law rules thereof).

14.      INDEMNIFICATION

To the extent permitted by applicable law, the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Administrator in connection with or resulting from any claim, action, suit or proceeding to which the Administrator may be a party or in which the Administrator may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Administrator (with the Company's prior approval) in the settlement thereof, or paid by the Administrator in satisfaction of a judgment in favor of the Company; subject, however, to the conditions that upon institution of any claim, action suit or proceeding against the Administrator, the Administrator shall give the Company an opportunity in writing, at its own expense, to handle and defend the same before the Administrator undertakes to handle and defend it on the Administrator's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power the Company may have to indemnify the Administrator or hold the Administrator harmless. The Administrator and each officer and employee of the Company shall be fully justified in reasonably relying or acting upon any information furnished in connection with the Administration of the Plan by the Company or any employee of the Company. In no event shall any person who is or shall have been the Administrator, or an officer or employee of the Company, be liable for any determination or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or failure to act, if in good faith.

15.      MISCELLANEOUS PROVISIONS

         (a) Other Award Provisions. Options granted under the Plan shall contain such other terms and provisions that are not inconsistent with this Plan as the Board may authorize, including but not limited to (i) vesting schedules governing the exercisability of such Options; (ii) provisions for acceleration of such vesting schedules in certain events; (iii) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Option; (iv) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Option, whether required by this Plan or applicable securities laws or imposed for other reasons; and (v) provisions regarding the termination or survival of any such Option upon the Participant's death.

         (b) Consents. If the Administrator shall at any time determine that any Consent (as hereafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Option under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder ("Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator. "Consent" with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all other consents, clearances and approvals in respect of a Plan Action.

         (c) Notice. Any notice required to be given to the Company hereunder shall be in writing and shall be addressed to Secretary, Proxicom, Inc. 1749 Old Meadow Road, McLean, Virginia 22102-4310, or at such other address the Company may hereafter designate to the Option. A notice shall be deemed to have been duly given when personally delivered or mailed by registered mail or certified mail to the party entitled to receive it.

         (d) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         (e) Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively to whom any benefit under the Plan is to be paid in the event of the Participant's death (or who may exercise the Participant's rights hereunder that are exercisable following the Participant's death). Each designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Board, and shall be effective only when filed by the Participant in writing with the Board or its designate during the Participant's lifetime.

         (f) No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders.

         (g) Successors. All obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on any successor of the Company by merger, consolidation, or other acquisition of all or substantially all of the business or assets of the Company.

The Plan was duly adopted and approved by the Board on February 7, 1997 and was duly adopted and approved by the stockholders of the Company on February 7, 1997.

                                                 /s/ CHRISTOPHER CAPUANO
                                                 ----------------------
                                                 Christopher Capuano
                                                 Proxicom, Inc.
                                                 General Counsel and Secretary

                                                       DETACH PROXY CARD HERE
                                                    \/                        \/
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 1: To elect three directors to        FOR the nominees   WITHHOLD AUTHORITY to vote           *EXCEPTIONS
serve on the Board of Directors, each for      listed below       for the nominees listed below.
a three-year term and until their respective
successors are elected and qualified.

Nominees: Jack Kemp, John A. McKinley, Jr., Mario M. Morino
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THE NOMINEE'S NAME IN
THE SPACE PROVIDED BELOW.)
*Exceptions
           -----------------------------------------------------------------------------------------------------------------------

PROPOSAL 2: To approve the Proxicom, Inc. Amended and Restated    PROPOSAL 3: To approve an amendment to the Proxicom, Inc. 1997
1996 Stock Option Plan as amended to permit awards under the      Stock Option Plan for Non-Employee Directors to (i) increase the
plan to qualify as performance-based compensation under           total number of shares of common stock available for issuance
Section 162(m) of the Internal Revenue Code.                      under the plan and (ii) revise the number of shares of common stock subject to individual options granted under the plan.

   FOR               AGAINST               ABSTAIN                   FOR               AGAINST               ABSTAIN

PROPOSAL 4: To ratify the appointment of PricewaterhouseCoopers
LLP as the independent accountants of the Company for the fiscal year ending December 31, 2000.

                                                                      I/we will                    Address Change
   FOR               AGAINST               ABSTAIN                    attend meeting               Mark Here


                                                                                Please date and sign here exactly as name appears
                                                                                hereon. When signing as attorney, executor,
                                                                                administrator, trustee, guardian or other fiduciary,
                                                                                give full title as such; and when stock has been
                                                                                issued in the name of two or more persons, all
                                                                                should sign.


                                                                                Dated________________________________________, 2000

                                                                                ----------------------------------------------------

                                                                 |              ----------------------------------------------------
                                                                 |              Signature of Stockholder or Authorized
                                                                                Representative
                                                            _____|

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE             VOTES MUST BE INDICATED        X
ENCLOSED POSTAGE PREPAID ENVELOPE.                                              (X) IN BLACK OR BLUE INK.

------------------------------------------------------------------------------------------------------------------------------------
                                        /\               PLEASE DETACH HERE               /\
                                           YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                                            BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

                                 PROXICOM, INC.

--------------------------------------------------------------------------------

                                 PROXICOM, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

       The undersigned stockholder of Proxicom, Inc. (the "Company") hereby appoints Kenneth J. Tarpey, Christopher Capuano and David R. Fontaine, or any of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 2000 annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 16, 2000, at 9:00 a.m., local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia, and at any adjournments or postponements thereof, upon the following matters and any other matter as may properly come before the Annual Meeting or any adjournments or postponements thereof.

       This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

       The undersigned stockholder hereby acknowledges
receipt of the Notice of Annual Meeting of Stockholders
and Proxy Statement relating to the Annual Meeting and
hereby revokes any proxy or proxies heretofore given.            PROXICOM, INC.
The undersigned stockholder may revoke this proxy at             P.O. BOX 11101
any time before it is voted by filing with the Secretary         NEW YORK, N.Y. 10203-0101
of the Company a written notice of revocation or a duly
executed proxy bearing a later date, or by attending the
Annual Meeting and voting in person.

 (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)


--------------------------------------------------------------------------------